PUTNAM DIVERSIFIED INCOME TRUST
ONE POST OFFICE SQUARE, BOSTON, MA 02109
CLASS    Y     SHARES
INVESTMENT STRATEGY: INCOME
PROSPECTUS -    DECEMBER     1, 1994   , AS
REVISED DECEMBER 1, 1995


This Prospectus explains concisely what you should know before
investing in Class    Y     shares of Putnam Diversified Income
Trust (the "Fund")        .  Please read it carefully and keep it
for future reference. You can find more detailed information about the Fund in the December 1, 1994 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or for other information, including a Prospectus
regarding any other class of Fund shares        , call Putnam
Investor Services at 1-800-752-9894. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                        PUTNAMINVESTMENTS

                                        PUTNAM DEFINED
                                        CONTRIBUTION PLANS

ABOUT THE FUND

Expenses summary..................................... 2

Objective...........................................     3
How objective is pursued.............................    3
How performance is shown.............................    16
How the Fund is managed..............................    17
Organization and history.............................    18

ABOUT YOUR INVESTMENT

How to buy shares....................................    20
        How to sell
shares..................................       20
How to exchange shares...............................    21
How the Fund values its shares.......................    21
How distributions are made; tax information..........    21

ABOUT PUTNAM INVESTMENTS, INC.   .......................
22

APPENDIX

Fixed-income security ratings........................    23

ABOUT THE FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing in
the Fund.  The following table summarizes    estimated
expenses    attributable to Class Y shares    .  The Example
shows the cumulative expenses attributable to a hypothetical
$1,000 investment in Class    Y     shares of the Fund over
specified periods.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                      0.57%
        Other Expenses               0.19%
Total Fund Operating Expenses        0.76%

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses
which    Class Y expects to incur during its first fiscal year.
Management fees and "Other expenses" are based on the operating expenses for the Fund's Class A shares.

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each
period:
               1          3            5          10
             YEAR       YEARS        YEARS       YEARS

             $8          $24          $42         $94

The Example does not represent past or future expense levels    .
Actual     expenses may be greater or less than those shown.
Federal regulations require the Example to assume a 5% annual return, but actual annual return has varied. The Example does not reflect any charges or expenses related to your employer's plan.

See "Organization and history" for information about any other class of shares offered by the Fund.

OBJECTIVE

PUTNAM DIVERSIFIED INCOME TRUST SEEKS HIGH CURRENT INCOME
CONSISTENT WITH PRESERVATION OF CAPITAL. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW OBJECTIVE IS PURSUED

BASIC INVESTMENT STRATEGY

The Fund will allocate its investments among the following three sectors of the fixed-income securities markets:

   * a U.S. GOVERNMENT SECTOR, consisting primarily of debt obligations of the U.S. Government, its agencies and instrumentalities;

   * a HIGH YIELD SECTOR, consisting of high yielding, lower-rated, higher risk U.S. and foreign fixed-income securities; and

   * an INTERNATIONAL SECTOR, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities denominated in foreign currencies.

PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM MANAGEMENT") BELIEVES THAT DIVERSIFYING THE FUND'S INVESTMENTS AMONG THESE SECTORS, AS OPPOSED TO INVESTING IN ANY ONE SECTOR, WILL BETTER ENABLE THE FUND TO PRESERVE CAPITAL WHILE PURSUING ITS OBJECTIVE OF HIGH CURRENT INCOME. Historically, the markets for U.S. Government Securities, high yielding corporate fixed-income securities, and debt securities of foreign issuers have tended to behave independently and have at times moved in opposite directions.
For example, U.S. Government Securities have generally been affected negatively by inflationary concerns resulting from increased economic activity. High yield corporate fixed-income securities, on the other hand, have generally benefitted from increased economic activity due to improvement in the credit quality of corporate issuers. The reverse has generally been true during periods of economic decline. Similarly, U.S. Government Securities have often been negatively affected by a decline in the value of the dollar against foreign currencies, while the bonds of foreign issuers held by U.S. investors have generally benefitted from such decline. Putnam Management believes that, when financial markets exhibit such a lack of correlation, a pooling of investments among these markets may produce greater preservation of capital over the long term than would be obtained by investing exclusively in any one of the markets.

PUTNAM MANAGEMENT WILL DETERMINE THE AMOUNT OF ASSETS TO BE ALLOCATED TO EACH OF THE THREE MARKET SECTORS IN WHICH THE FUND WILL INVEST BASED ON ITS ASSESSMENT OF THE RETURNS THAT CAN BE ACHIEVED FROM A PORTFOLIO WHICH IS INVESTED IN ALL THREE SECTORS. In making this determination, Putnam Management will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each market sector based on current and historical market data for each sector, as well as on its own assessment of economic and market conditions. Putnam Management will continuously review this allocation of assets and make such adjustments as it deems appropriate, although there are no fixed limits on allocations among sectors, including investments in the High Yield Sector. Because of the importance of sector diversification to the Fund's investment policies, Putnam Management expects that a substantial portion of the Fund's assets will normally be invested in each of the three market sectors. See "Defensive strategies." The Fund's assets allocated to each of these market sectors will be managed in accordance with particular investment policies, which are described below. At times, the Fund may hold a portion of its assets in cash and money market instruments. The Fund may also purchase and sell futures contracts and related options. See "Financial futures and options" below.

U.S. GOVERNMENT SECTOR

THE FUND WILL INVEST ASSETS ALLOCATED TO THE U.S. GOVERNMENT SECTOR PRIMARILY IN U.S. GOVERNMENT SECURITIES. "U.S. Government Securities" are debt securities issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Certain of these obligations, including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") bonds.

In purchasing securities for the U.S. Government Sector, Putnam Management may take full advantage of the entire range of maturities of U.S. Government Securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Under normal market conditions, the Fund will invest at least 20% of its net assets in U.S. Government Securities, and at least 65% of the assets allocated to the U.S. Government Sector will be invested in U.S. Government Securities.

The Fund may invest assets allocated to the U.S. Government Sector in a variety of debt securities, including asset-backed and mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. Some of these debt securities may be issued by private U.S. issuers. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Stripped mortgage-backed securities are usually structured with two classes that receive different distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. See "Risk factors" below.

Mortgage-backed securities include securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Ginnie Mae, Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac"); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

With respect to assets allocated to the U.S. Government Sector, the Fund will only invest in privately issued debt securities that are rated at the time of purchase at least A by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's
       ("S&P"), or in unrated securities that Putnam Management determines are of comparable quality. The rating services' descriptions of these rating categories are included in the Appendix to this Prospectus. The Fund will not necessarily dispose of a security if its rating is reduced below these levels, although Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

RISK FACTORS. U.S. Government Securities are considered among the safest of fixed income investments, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. A decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities, and the Fund expects that its portfolio will be weighted towards longer maturities. Because of their added safety, the yields available from U.S. Government Securities are generally lower than the yields available from comparable securities of private issuers.

Whereas certain U.S. Government Securities such as U.S. Treasury obligations and Ginnie Mae certificates are backed by the full faith and credit of the U.S. government, other securities in which the Fund may invest are subject to varying degrees of risk of default depending upon, among other factors, the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans or other assets. Such prepayments may significantly shorten the effective maturities of the securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities.

Due to their prepayment aspect, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a comparable risk of decline in market value during periods of rising interest rates. At times, some of the mortgage-backed and asset-backed securities in which the Fund may invest will have higher than market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to suffer a loss equal to any unamortized premium.

CMOs are issued with a number of classes or series which have different maturities and which may represent interests in the interest or principal on the underlying collateral or in a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs that is first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMOs held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell these securities at any particular time.

HIGH YIELD SECTOR

THE FUND WILL INVEST ASSETS ALLOCATED TO THE HIGH YIELD SECTOR PRIMARILY IN HIGH YIELDING, LOWER-RATED, HIGHER RISK U.S. AND FOREIGN CORPORATE FIXED-INCOME SECURITIES, INCLUDING DEBT SECURITIES, CONVERTIBLE SECURITIES AND PREFERRED STOCKS. As described below, however, the Fund may invest all or any part of the High Yield Sector portfolio in higher-rated and unrated fixed-income securities. The Fund will not necessarily invest in the highest yielding securities available if in Putnam Management's opinion the differences in yield are not sufficient to justify the higher risks involved.

Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies: Baa or lower by Moody's, or BBB or lower by S&P. The High Yield Sector may invest in any security which is rated, at the time of purchase, at least Caa as determined by Moody's or CCC as determined by S&P or in any unrated security which Putnam Management determines is at least of comparable quality, although up to 5% of the net assets of the Fund may be invested in securities rated below such quality, or in unrated securities which Putnam Management determines are of comparable quality. Securities rated below Caa by Moody's or CCC by S&P are of poor standing and may be in default. The rating services' descriptions of these rating categories, including the speculative characteristics of the lower categories, are included in the Appendix to this Prospectus.

The Fund may invest assets allocated to the High Yield Sector in lower-rated securities of foreign corporate and governmental issuers denominated either in U.S. dollars or in foreign currencies. For a discussion of the risks associated with foreign investing, see "International Sector" below.

RISK FACTORS. THE VALUES OF SECURITIES FLUCTUATE IN RESPONSE TO CHANGES IN INTEREST RATES. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. The magnitude of these fluctuations generally has been smaller for intermediate-term securities than for securities with longer maturities. While the volatility associated with intermediate-term securities may be lower than that for longer-term securities, the yields on such securities are also generally lower. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THE RISKS OF OWNING SHARES OF A MUTUAL FUND WHICH INVESTS IN LOWER-RATED SECURITIES, COMMONLY KNOWN AS "JUNK BONDS," BEFORE MAKING AN INVESTMENT IN THE FUND. The lower ratings of certain securities held in the High Yield Sector reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

The table below shows the percentages of the Fund's net assets invested during fiscal 1994 in securities assigned to the various rating categories by Moody's and S&P and in unrated securities determined by Putnam Management to be of comparable quality:

                RATED SECURITIES,    UNRATED SECURITIES OF
                AS PERCENTAGE OF    COMPARABLE QUALITY, AS
RATING            FUND'S ASSETS   PERCENTAGE OF FUND'S ASSETS

"AAA"/"Aaa"          49.44%                   ---
"AA"/"Aa"             3.48%                   ---
"A"/"A"               0.15%                  0.05%
"BBB"/"Baa"           0.60%                  0.05%
"BB"/"Ba"             8.98%                  1.10
"B"/"B"              24.57%                  7.48%
"CCC"/"Caa"           3.56%                  0.44%
"CC"/"Ca"             0.04%                   ---
"C"/"C"                ---                    ---
"D"                   0.05%                  0.01%

Total                90.87%                  9.13%
                     =======                ======

In connection with its investment in the High Yield Sector, the Fund may invest in securities which are not publicly traded and for which market quotations are not readily available. Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Putnam Management's ability than would be the case if the Fund were investing in securities in the higher rating categories. Putnam Management believes that opportunities to earn high yields may exist from time to time in securities which are not publicly traded and which may be considered speculative. The sale of these securities is usually restricted under federal securities laws. As a result, the Fund may not be able to sell these securities when Putnam Management considers it desirable to do so or may have to sell them at less than fair market value.

At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default under such securities, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value.

Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Fund may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero-coupon bonds and payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The Fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to the more general investment considerations applicable to fixed income investments, participations and assignments involve risk that an institution's insolvency could delay or prevent the flow of payments on the underlying loan to the Fund. The Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited. See the Statement of Additional Information.

FOR ADDITIONAL INFORMATION CONCERNING THE RISKS ASSOCIATED WITH
INVESTMENTS BY THE FUND IN SECURITIES IN THE LOWER RATING
CATEGORIES, SEE THE STATEMENT OF ADDITIONAL INFORMATION.

INTERNATIONAL SECTOR

THE FUND WILL INVEST THE ASSETS ALLOCATED TO THE INTERNATIONAL
SECTOR IN DEBT OBLIGATIONS AND OTHER FIXED-INCOME SECURITIES
DENOMINATED IN NON-U.S. CURRENCIES.  These securities include:

- debt obligations issued or guaranteed by foreign, national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;

- debt obligations of supranational entities (described below); and

- debt obligations and other fixed-income securities of foreign and U.S. corporate issuers.

When investing in the International Sector, the Fund will purchase only debt securities of issuers whose long-term debt obligations are rated A or better at the time of purchase by Moody's or S&P or in unrated securities that Putnam Management determines are of comparable quality. The Fund may, however, make investments in international debt securities rated below A with respect to assets allocated to the High Yield Sector.

In the past, yields available from securities denominated in foreign currencies have often been higher than those of securities denominated in U.S. dollars. Although the Fund has the flexibility to invest in any country where Putnam Management sees potential for high income, it presently expects to invest primarily in securities of issuers in industrialized Western European countries (including Scandinavian countries) and in Canada, Japan, Australia, and New Zealand. Putnam Management will consider expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank, and the Inter-American Development Bank. The governmental members or "stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowing. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves, and net income.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The Fund may engage in "position hedging" to protect against the decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the foreign currencies for securities which the Fund intends to buy, when the Fund holds cash reserves and short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and put and call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currencies on a spot basis.

The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the value of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

FOR A MORE DETAILED DESCRIPTION OF FOREIGN CURRENCY EXCHANGE
TRANSACTIONS, SEE THE STATEMENT OF ADDITIONAL INFORMATION.  FOR
MORE INFORMATION ABOUT FUTURES CONTRACTS AND OPTIONS, SEE
"FINANCIAL FUTURES AND OPTIONS."

RISK FACTORS. Foreign investments involve certain risks that are not present in domestic securities. Because the Fund intends to purchase securities for the International Sector denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions.

The values of foreign investments and the investment income derived from them may also be affected favorably or unfavorably by currency exchange rates and exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically increased to the extent that the Fund invests in securities traded in under-developed and developing nations, which are sometimes referred to as "emerging markets."

Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

DEFENSIVE STRATEGIES

AT TIMES, PUTNAM MANAGEMENT MAY JUDGE THAT CONDITIONS IN THE SECURITIES MARKETS MAKE PURSUING THE FUND'S BASIC INVESTMENT STRATEGY INCONSISTENT WITH THE BEST INTERESTS OF ITS SHAREHOLDERS. At such times, Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, depending on the circumstances, the Fund may shift its portfolio emphasis to higher-rated securities in the High Yield Sector, hedge currency risks in the International Sector, generally reduce the average maturity of its holdings in any or all of the Sectors, or invest in any other securities which Putnam Management considers consistent with such defensive strategies. Under unusual market conditions, the Fund could invest up to 100% of its assets in short-term U.S. Government Securities when the risks of investing in the other Sectors are perceived to outweigh the possible benefits of sector diversification. The Fund may also increase the portion of its assets invested in cash or money market instruments for such defensive purposes or for liquidity purposes. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

PORTFOLIO TURNOVER

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.
Portfolio turnover rates for    fiscal 1994 and 1993 were 201.53%
and 243.73%, respectively.

FINANCIAL FUTURES AND OPTIONS

THE FUND MAY BUY AND SELL FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES, FOREIGN FIXED-INCOME SECURITIES AND ON FOREIGN CURRENCIES FOR HEDGING PURPOSES. A futures contract is a contract to buy or sell a certain amount of a particular U.S. Government security, foreign fixed-income security or foreign currency at an agreed price on a specified future date. Depending on the change in the value of the security or currency when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss. The Fund may purchase and sell futures contracts on foreign securities, to the extent permitted by applicable law, as a substitute for direct investment in foreign securities. The Fund may purchase and sell options on futures contracts in addition to or as an alternative to purchasing and selling futures contracts or, to the extent permitted by applicable law, to earn additional income.

THE USE OF FUTURES AND OPTIONS INVOLVES CERTAIN SPECIAL RISKS. FUTURES AND OPTIONS TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. The successful use of futures and related options will usually depend on Putnam Management's ability to forecast interest rate and market movements correctly. The use of futures and options strategies also involves the risk of imperfect correlation between movements in the prices of futures and options and movements in the prices of the underlying securities or currencies or in the values of the securities or currencies that are the subject of a hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at a particular time. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

Because the markets for futures and options on foreign fixed-income securities and foreign currencies are relatively new and still developing and are subject to certain regulatory constraints, the Fund's ability to engage in such transactions may be limited. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the Fund's ability to engage in futures and options transactions.

A MORE DETAILED DESCRIPTION OF FUTURES AND OPTIONS STRATEGIES,
INCLUDING THE RISKS ASSOCIATED WITH THEM, IS INCLUDED IN THE
STATEMENT OF ADDITIONAL INFORMATION.

INVESTMENTS IN PREMIUM SECURITIES

The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund does not amortize the premium paid for such securities in calculating its net investment income. As a result, the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund had purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the Fund's risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of the Fund's portfolio investments will likely bear coupon rates which are higher than the current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry premium market values which would be reflected in the net asset value of the Fund's shares. As a result, an investor who purchases shares of the Fund during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with the Fund's "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

OTHER INVESTMENT PRACTICES

THE FUND MAY ALSO ENGAGE TO A LIMITED EXTENT IN THE FOLLOWING INVESTMENT PRACTICES, EACH OF WHICH INVOLVES CERTAIN SPECIAL RISKS. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THESE PRACTICES, INCLUDING LIMITATIONS DESIGNED TO REDUCE THESE RISKS.

OPTIONS. The Fund may seek to increase its current return by writing covered call and put options on U.S. Government securities, foreign fixed-income securities and foreign currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security or currency above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security or currency from the option holder at a price above the current market price of the security or currency. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also buy and sell put and call options for hedging purposes. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security or currency to earn additional income. Because the markets for options on foreign fixed-income securities and foreign currencies are relatively new and still developing and are subject to certain regulatory constraints, the Fund's ability to engage in such transactions may be limited. The aggregate value of the securities and foreign currencies underlying the options may not exceed 25% of the Fund's assets. The Fund's use of these strategies may be limited by applicable law.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP THE FUND LIMIT INVESTMENT RISKS FOR ITS SHAREHOLDERS. THESE RESTRICTIONS PROHIBIT THE FUND
FROM: acquiring more than 10% of the voting securities of any one issuer or more than 10% of any one class of securities of any one issuer* and investing more than: (a) 5% of its total assets (taken at current value) in securities of any one issuer (other than securities of the U.S. government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, securities issued by or backed by the credit of, any foreign government, its agencies, or instrumentalities);* (b) 5% of its net assets in securities (other than obligations of the U.S. government or its agencies or instrumentalities) of issuers that, together with any predecessors, controlling persons, general partners and guarantors, have been in operation less than three years; (c) 15% of its net assets in securities restricted as to resale (excluding securities that have been determined by the Fund's Trustees (or the person designated by them to make such determinations) to be readily marketable);* (d) 25% of its total assets in any one industry (securities of the U.S. government, its agencies or instrumentalities, or of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries);* or (e) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Fund's Trustees (or the person designated by them to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the Statement of Additional Information for the full text of these policies and the Fund's other fundamental investment policies. Except for investment policies designated as fundamental in this Prospectus or the Statement, the investment policies described in this Prospectus and in the Statement are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Trustees would not materially change the Fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

THE FUND'S INVESTMENT PERFORMANCE MAY FROM TIME TO TIME BE
INCLUDED IN ADVERTISEMENTS ABOUT    CLASS Y SHARES.      "Yield"
   for each class of shares     is calculated by dividing the
annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last
day of that period.  For    purposes of calculating yield    ,
net investment income is calculated in accordance with SEC regulations and may differ from the Fund's net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The Fund's current dividend rate is based on the Fund's net investment income as determined for financial reporting purposes, which does not reflect any such amortization. See "How objective is pursued --Investments in premium securities." The Fund's yield reflects the deduction of the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods and for
the life of the    Class Y shares     through the most recent
calendar quarter represents the average annual compounded rate of
return on an investment of $1,000 in the Fund        .  Total
return may also be presented for other periods        .

ALL DATA IS BASED ON THE FUND'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Fund's performance may be compared to various indices. See the Statement of Additional Information. Because shares sold through eligible defined contribution plans are sold without a sales charge, quotation of investment performance reflecting the deduction of a sales charge will be lower than the actual investment performance on shares purchased through such plans.

HOW THE FUND IS MANAGED

THE TRUSTEES OF THE FUND ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF THE FUND'S BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund's other affairs and business. D. William Kohli, Jennifer Evans Leichter and Michael Martino, each a Senior Vice President of Putnam Management and
Vice President of the Fund,    and     Neil Powers and Mark J.
Siegel, each a Vice President of Putnam Management and Vice
President of the Fund,        have had primary responsibility for
the day-to-day management of the Fund's portfolio, since 1989 in the case of Ms. Leichter, and since 1994 in the cases of Messrs.
Kohli, Martino, Powers   and     Siegel        .  Mr. Kohli has
been employed by Putnam Management since September, 1994. Prior to September, 1994, Mr. Kohli was Executive Vice President and Co-Director of Global Bond Management and, from 1988 to 1993, he was Senior Portfolio Manager at Franklin Advisors/Templeton Investment Counsel. Ms. Leichter has been employed by Putnam Management since 1987. Mr. Martino has been employed by Putnam Management since March, 1994. Prior to March, 1994, Mr. Martino was employed by Back Bay Advisors as Executive Vice President and Chief Investment Officer from 1992 to 1994, Senior Vice President and Senior Portfolio Manager from 1990 to 1992, and Senior Portfolio Manager from 1988 to 1990. Mr. Powers has been employed by Putnam Management since 1986. Mr. Siegel has been employed by Putnam Management since June, 1993. Prior to June, 1993, Mr. Siegel was Vice President of Salomon Brothers International Ltd.

The Fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its Distribution Plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the Fund and their staff who provide administrative services to the Fund. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of the Fund's securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of the Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Diversified Income Trust is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Fund may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. The Fund's
shares are currently divided into four classes   -     Class
A   , Class B, Class M and Class Y.

Only the fund's Class Y     shares are offered by this
   prospectus.  The Fund also offers Class A,     Class B and
Class M shares   through participating dealers pursuant to a
separate prospectus.      Class A    ,     Class B and Class M
shares    bear the same expenses as Class Y shares and, in
addition, are subject to 12b-1 fees. Class A shares and Class M shares are subject to a front-end sales charge and Class B shares are subject to a contingent deferred sales charge. Due to 12b-1 fees and sales charges, the investment performance of Class A, Class B and Class M shares will be lower than the investment
performance of Class Y shares    .

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than a minimum amount set by the Trustees (presently 20 shares), the Fund may choose to redeem your shares and pay you for them. You will receive at least 30 days' written notice before the Fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

THE FUND'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred P. Sloan School of
Management,    Massachusetts Institute of Technology    ; JAMESON
ADKINS BAXTER, President, Baxter Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; JOHN A. HILL, Principal and Managing Director, First Reserve Corporation;
ELIZABETH T. KENNAN, President    Emeritus and Professor    ,
Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; ROBERT E. PATTERSON, Executive Vice President, Cabot Partners Limited Partnership; DONALD S.
PERKINS,   *     Director of various corporations, including
AT&T,    Kmart     Corporation and Time Warner Inc.; GEORGE
PUTNAM, III,* President, New Generation Research, Inc.   ; ELI
SHAPIRO, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of
Technology    ; A.J.C. SMITH,* Chairman, Chief Executive Officer
and Director, Marsh & McLennan Companies, Inc.; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable
organizations, including    Data General Corporation, Bradley
Real Estate, Inc. and     Providence Journal Co.  Also, Trustee
of Massachusetts General Hospital and         Eastern Utilities
Associates.  The Fund's Trustees are also Trustees of the other
Putnam funds.  Those marked with an asterisk (*) are    or may be
deemed to be     "interested persons" of the Fund, Putnam
Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR EMPLOYER'S DEFINED CONTRIBUTION PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR EMPLOYER'S PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT YOUR EMPLOYER. Shares are sold to eligible defined contribution plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to
receive that day's net asset value.     Class Y     shares    are
available to     defined contribution plans    whose investment
in Putnam funds and other assets managed by Putnam Management or its affiliates, combined with such investments by the plan's sponsor and the sponsor's other employee benefit plans, equals at least $250 million. Defined contribution plans that elect to buy Class Y shares upon attaining eligibility will receive Class Y shares in place of any Class A shares then owned. Class Y shares are also available to defined contribution plans whose sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $250 million (using the higher of purchase price or current market value) within one year of the initial purchase of Class Y shares, and agrees that Class Y shares may be redeemed
and Class A shares purchased if that level is not attained    .
To eliminate the need for safekeeping, the    fund     will not
issue certificates for your shares.          Putnam Mutual Funds
   will from time to time    , at its expense, provide additional
promotional incentives or payments to dealers that sell shares of
the Putnam funds.     These incentives or payments may include
payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United
States for meetings or seminars of a business nature.      In
some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts
of shares.     Certain dealers may not sell all classes of
shares.

HOW TO SELL SHARES

SUBJECT TO ANY RESTRICTIONS IMPOSED BY YOUR EMPLOYER'S PLAN, YOU CAN SELL YOUR SHARES THROUGH THE PLAN TO THE FUND ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN. For more information about how to sell shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. All requests must be received by the Fund prior to the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the Statement of Additional Information for more information about where to obtain a signature guarantee.

THE FUND GENERALLY PROVIDES PAYMENT FOR REDEEMED SHARES THE BUSINESS DAY AFTER THE REQUEST IS RECEIVED. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The Fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your plan at net asset value. Contact your plan administrator or Putnam Investor Services on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the Statement of Additional Information to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

THE FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.
All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

The Fund distributes net investment income and any net realized short-term capital gain (including gains from options and futures transactions) at least monthly. Distributions from any net realized long-term capital gains are made at least annually after applying any available capital loss carryover.

    The terms of your plan will govern how your plan may receive distributions from the Fund. Generally, periodic distributions from the Fund to your plan are reinvested in additional Fund
shares, although your plan may permit    you to receive     Fund
distributions from net investment income         in cash while
reinvesting capital gains distributions in additional shares or
   to receive     all Fund distributions         in cash.  If
another option is not selected, all distributions will be reinvested in additional Fund shares.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes. The Fund will distribute substantially all of its ordinary income and capital gain net income on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the Fund and of other Putnam funds. Putnam Defined Contribution Plans is a division of Putnam Mutual Funds. Putnam Fiduciary Trust Company is the Fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the Fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston,
Massachusetts        02109 and are subsidiaries of Putnam
Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

APPENDIX

FIXED-INCOME SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF
BONDS AS FOLLOWS:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and
are generally referred to as "gilt-   edged.    "  Interest
payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

STANDARD & POOR'S         DESCRIBES CLASSIFICATIONS OF CORPORATE
BONDS AS FOLLOWS:

AAA - Debt rated AAA has the highest rating assigned by Standard
& Poor's.  Capacity to pay principal and interest.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances, they differ from the AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay principal and interest, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.